Dreyfus Premier

      New York Municipal

      Bond Fund

      SEMIANNUAL REPORT May 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                   Dreyfus Premier New York Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier New York Municipal Bond Fund, covering the six-month period from December 1, 2001 through May 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

We have recently seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, prices of stocks and many bonds have fluctuated widely. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among U.S. corporations have buffeted the financial markets, making the short-term movements of stocks and bonds particularly volatile.

Indeed, the markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the opportunities or worried about the challenges presented for growth or income under current market conditions, we encourage you to think first of your long-term goals and attitudes toward risk. As always, we urge you to talk with a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 17, 2002




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Premier New York Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended May 31, 2002, the fund's Class A shares achieved a total return of 2.88%, Class B shares achieved a total return of 2.62% and Class C shares achieved a total return of 2.44%. (1) In comparison, the Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 2.56% for the same period.(2) Additionally, the fund is reported in the Lipper New York Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 2.27%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund and municipal bond market's generally modest returns to changes in market conditions that took place during the reporting period as the recession ended and an economic recovery seemed to begin. The fund produced slightly higher returns than its peer group primarily because it was positioned well during these changing market conditions. During the fourth quarter of 2001, we considered the market to be very high -- characterized by low interest rates and high prices -- and took a more defensive posture. Although this may have been slightly premature, it benefited the fund during the downturn in the first quarter of 2002.

What is the fund's investment approach?

The fund seeks a high level of federal, New York state and New York city tax-exempt income as is consistent with the preservation of capital from a diversified portfolio of municipal bonds from New York issuers.

In managing the fund, we attempt to add value by selecting tax-exempt bonds in the maturity ranges that we believe are most likely to

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

provide attractive returns. These bonds comprise the portfolio's long-term core position. We augment the core position with holdings in bonds that we believe have the potential to provide both competitive yields and capital appreciation.

What other factors influenced the fund's performance?

During the first half of the reporting period, the fund and market benefited from declining interest rates. In response to persistent economic weakness, which was intensified by the September 11 terrorist attacks, the Federal Reserve Board (the "Fed") reduced short-term interest rates once again in December 2001, leaving the benchmark federal funds rate at its lowest level in 40 years. As a result, yields on municipal bonds continued to fall, and their prices rose.

In March 2002, however, the Fed shifted from its accommodative monetary policy to a neutral stance, primarily in response to evidence that the U.S. economy had begun to recover. Many fixed-income investors interpreted this shift as a signal that the Fed' s next moves would be toward higher interest rates. As a result, the municipal bond market declined sharply in March. When it became clearer to investors in April and May that rate hikes were not likely until later in the year, the market rallied and recouped most of its March losses.

The fund was also affected by factors unique to New York. The state's fiscal condition worsened along with that of other states as the U.S. economy deteriorated, but New York City was hit particularly hard by the combination of a national recession and the lingering effects of the September 11 terrorist attacks. As a result, while the state's bond prices have rebounded relatively strongly, the city's bonds have lagged.

In this environment, we gradually shifted the fund to a more defensive posture. We did so by moving the fund's focus from bonds with 30-year maturities to bonds in the 20-year range, effectively reducing the fund' s sensitivity to interest-rate changes without sacrificing significant amounts of income. Our focus has been on issues that provide coupon protection and subdued volatility. We also intensified our focus on credit quality, purchasing highly rated or insured bonds and avoiding those with lower ratings.(4)

What is the fund's current strategy?

We have continued to emphasize income-oriented bonds in order to support the fund' s income dividends during this time of historically low interest rates. At the same time, we have continued to look for opportunities to upgrade the fund's credit quality. In addition, we expect a surge in new issuance to take place soon. For example, the city's Metropolitan Transit Authority recently began a series of debt refinancing transactions, which, in the aggregate, represent the largest tax-exempt bond issuance in history. Accordingly, we are prepared to take advantage of any opportunities a flood of new supply might bring. Of course, we are prepared to change the fund's composition and our strategy as market conditions evolve.

June 17, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

STATEMENT OF INVESTMENTS

May 31, 2002 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--101.9%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

NEW YORK--91.8%

Albany Industrial Development Agency:

  Civic Facility Revenue (Sage Colleges Project)

      5.25%, 4/1/2019                                                                         1,140,000                1,147,524

   Lease Revenue:

      (New York State Assembly Building Project)

         7.75%, 1/1/2010                                                                      1,190,000                1,205,625

      (New York State Department of Health

         Building Project) 7.25%, 10/1/2010                                                   1,380,000                  960,825

Erie County Industrial Development Agency,

  Life Care Community Revenue

   (Episcopal Church Home) 6%, 2/1/2028                                                       2,250,000                2,081,227

Erie County Tobacco Asset Securitization Corp.,

   Tobacco Settlement Asset-Backed
   6.50%, 7/15/2032                                                                           2,000,000                2,102,980

Huntington Housing Authority, Senior Housing

  Facility Revenue (Gurwin Jewish

   Senior Residences) 6%, 5/1/2029                                                            1,370,000                1,186,160

Metropolitan Transportation Authority, Revenue:

   5.50%, 11/15/2018 (Insured; AMBAC)                                                         7,000,000                7,467,180

   5.125%, 11/15/2031                                                                         2,500,000                2,415,200

   Commuter Facilities

      5.70%, 7/1/2017 (Insured; MBIA)                                                         5,895,000                6,666,773

   Transit Facilities:

      8.015%, 7/1/2014                                                                        2,000,000  (a,b)         2,236,680

      6%, 7/1/2016 (Insured; FSA)                                                             3,000,000                3,443,940

Newburg Industrial Development Agency, IDR

  (Bourne and Kenney Redevelopment Co.):

      5.65%, 8/1/2020 (Guaranteed; SONYMA)                                                      830,000                  845,728

      5.75%, 8/1/2032 (Guaranteed; SONYMA)                                                    1,000,000                1,019,600

New York City:

   7.725%, 2/1/2008 (Insured; MBIA)                                                           3,250,000  (a,b)         3,458,487

   6.75%, 2/1/2009                                                                            2,000,000                2,271,960

   5.25%, 8/1/2015                                                                            2,000,000                2,040,120

   6%, 8/1/2017                                                                               3,000,000                3,224,010

   6%, 5/15/2020                                                                              2,000,000                2,133,220

   6.625%, 8/1/2025                                                                           4,095,000                4,647,907

New York City Housing Development Corp., MFHR

   5.625%, 5/1/2012                                                                           1,090,000                1,140,075


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Industrial Development Agency:

  Civic Facility Revenue:

    Lease Revenue (College of Aeronautics Project)

         5.45%, 5/1/2018                                                                      1,000,000                  950,040

      (YMCA of Greater New York Project)

         5.80%, 8/1/2016                                                                      1,000,000                1,027,260

   IDR (Laguardia Association LP Project)
      6%, 11/1/2028                                                                           2,750,000                2,141,920

New York City Municipal Water Finance Authority,

  Water and Sewer Systems Revenue

   5.50%, 6/15/2023                                                                           1,750,000                1,787,940

New York City Transitional Finance Authority, Revenue:

   8.71%, 5/1/2012                                                                            2,000,000  (a,b)         2,241,600

   6%, 11/15/2013                                                                             2,000,000                2,250,600

New York Counties Tobacco Trust II, Tobacco

   Settlement Pass Through 5.625%, 6/1/2035                                                   1,000,000                  965,150

New York State Dormitory Authority, Revenues:

  (Consolidated City University System):

      5.75%, 7/1/2009 (Insured; AMBAC)                                                        3,000,000                3,349,350

      5.625%, 7/1/2016                                                                        4,000,000                4,419,200

      5.75%, 7/1/2016 (Insured; FGIC)                                                         1,000,000                1,091,310

   Health Hospital and Nursing Home:

      (Department of Health) 5.75%, 7/1/2017                                                  1,000,000                1,042,330

      (Ideal Senior Living Center Housing Corp.)

         5.90%, 8/1/2026 (Insured; MBIA; FHA)                                                 1,000,000                1,041,040

      (Lenox Hill Hospital Obligated Group)

         5.50%, 7/1/2030                                                                      1,000,000                1,000,330

      (Manhattan College) 5.50%, 7/1/2016                                                       975,000                1,036,620

      (Miriam Osborn Memorial Home)

         6.875%, 7/1/2019 (Insured; ACA)                                                      1,000,000                1,125,730

      (Municipal Health Facilities Improvement

         Program) 5.50%, 5/15/2024 (Insured; FSA)                                             1,000,000                1,016,960

      (North General Hospital)

         5.20%, 2/15/2015 (Insured; AMBAC)                                                    2,000,000                2,075,260

   (New York University)
      5.50%, 7/1/2040 (Insured; AMBAC)                                                        2,500,000                2,659,250

   (State University Educational Facilities):

      5.875%, 5/15/2017                                                                       2,000,000                2,265,360

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Dormitory Authority, Revenues (continued):

  (State University Educational Facilities) (continued):

      5.50%, 5/15/2026 (Insured; FSA)                                                         5,000,000                5,092,500

      5.50%, 7/1/2026 (Insured; FGIC)                                                         1,000,000                1,028,380

New York State Environmental Facilities Corp.:

  Clean Water and Drinking Revolving Funds

    (New York City Municipal Water Project):

         5.375%, 6/15/2019                                                                    3,000,000                3,132,420

         5.25%, 6/15/2020                                                                     3,000,000                3,074,040

   PCR (Pilgrim State Sewer Project)

      6.30%, 3/15/2016                                                                        3,000,000                3,145,110

New York State Housing Finance Agency, Revenue:

   Health Facilities (New York City) 6%, 11/1/2007                                            4,000,000                4,387,200

   Housing Project Mortgage

      6.10%, 11/1/2015 (Insured; FSA)                                                         1,960,000                2,098,964

   Service Contract Obligation:

      6.25%, 9/15/2010                                                                        1,080,000                1,203,973

      6.25%, 9/15/2010 (Prerefunded 9/15/2007)                                                1,920,000  (c)           2,186,400

      5.25%, 9/15/2011                                                                        1,500,000                1,584,360

      5.50%, 9/15/2018                                                                        2,000,000                2,066,960

New York State Medical Care Facilities Finance Agency,

  Hospital and Nursing Home FHA Insured Mortgage

   Revenue 6.05%, 2/15/2015                                                                   3,000,000                3,210,570

New York State Mortgage Agency, Homeownership

  Mortgage Revenue:

      6%, 4/1/2017                                                                            2,000,000                2,110,860

      5.95%, 4/1/2030                                                                         1,945,000                2,019,863

New York State Thruway Authority, Service Contract

  Revenue:

    (Highway and Bridge Trust Fund):

         5.50%, 4/1/2015 (Insured; FGIC)                                                      1,000,000                1,082,330

         5.50%, 4/1/2016 (Insured; FGIC)                                                      1,000,000                1,074,170

      (Local Highway and Bridge):

         6%, 4/1/2011                                                                         5,000,000                5,647,650

         5.75%, 4/1/2016                                                                      3,000,000                3,183,810

         5.75%, 4/1/2019                                                                      2,000,000                2,135,340

         5.55%, 10/1/2020                                                                     2,500,000                2,541,325

New York State Urban Development Corp., Revenue,

  Correctional Capital Facilities:

      6.10%, 1/1/2011                                                                         4,000,000                4,244,240

      5.375%, 1/1/2015                                                                        2,850,000                2,934,218

      5.70%, 1/1/2016                                                                         9,350,000                9,812,825

      5.50%, 1/1/2025 (Insured; MBIA)                                                         2,000,000                2,029,380


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Niagara County Industrial Development Agency, SWDR

   5.55%, 11/15/2024                                                                          1,000,000                1,000,130

Niagara Frontier Transportation Authority, Airport
   Revenue (Buffalo Niagara International Airport)

   5.625%, 4/1/2029 (Insured; MBIA)                                                           2,000,000                2,060,140

Orange County Industrial Development Agency,

  Life Care Community Revenue

   (Glen Arden Inc. Project) 5.625%, 1/1/2018                                                 1,000,000                  891,620

Rensselaer County Industrial Development Agency, IDR

  (Albany International Corp.)

   7.55%, 6/1/2007 (LOC; Norstar Bank)                                                        1,500,000                1,744,110

Scotia Housing Authority, Housing Revenue

   (Coburg Village Inc. Project) 6.15%, 7/1/2028                                              3,000,000  (d)           2,293,950

Triborough Bridge and Tunnel Authority, Revenue:

   Highway and Toll 6%, 1/1/2012                                                              2,000,000                2,284,080

   Lease (Convention Center Project)

      7.25%, 1/1/2010                                                                         1,000,000                1,169,380

TSASC, Inc., Tobacco Flexible Amortization Bonds

   6.375%, 7/15/2039                                                                          1,000,000                1,039,040

Ulster County Industrial Development Agency,
   Civic Facility Revenue (Benedictine Hospital Project)
   6.40%, 6/1/2014                                                                              730,000                  690,310

Watervliet Housing Authority, Residential Housing

   Revenue (Beltrone Living Center Project)
   6%, 6/1/2028                                                                               1,000,000                  899,680

Yonkers Industrial Development Agency, Civic Facility

   Revenue (Saint Joseph's Hospital)
   5.90%, 3/1/2008                                                                            1,700,000                1,552,967

U.S. RELATED--10.1%

Children's Trust Fund of Puerto Rico, Revenue

   6%, 7/1/2026                                                                               2,000,000                2,084,960

Guam Economic Development Authority, Tobacco

  Settlement Asset Backed:

      5.40%, 5/15/2031                                                                          800,000                  822,560

      5.50%, 5/15/2041                                                                          650,000                  639,217

Commonwealth of Puerto Rico, Public Improvement:

   5.50%, 7/1/2016 (Insured; FSA)                                                                40,000                   44,336

   8.109%, 7/1/2016 (Insured; FSA)                                                            2,800,000  (a,b)         3,407,096

Puerto Rico Electric Power Authority, Power Revenue

   5.625%, 7/1/2019 (Insured; FSA)                                                            2,000,000                2,149,960

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue

   5.75%%, 7/1/2019 (Insured; MBIA)                                                           1,500,000                1,631,505

Puerto Rico Industrial Medical Educational and

  Environmental Pollution Control Facilities Financing

  Authority, HR (Saint Luke's Hospital Project)

   6.25%, 6/1/2010 (Prerefunded 6/1/2006)                                                     1,100,000  (c)           1,222,760

Puerto Rico Infrastructure Financing Authority,

   Special Obligation 5.50%, 10/1/2032                                                        1,500,000                1,561,875

Puerto Rico Public Finance Corp., Commonwealth

   Appropriation 6%, 8/1/2026                                                                 2,000,000                2,231,840

Virgin Islands Public Finance Authority, Revenue

   5.50%, 10/1/2014                                                                           3,000,000                3,091,710
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTEMENTS

   (cost $182,352,889)                                                                           101.9%              190,722,585

LIABILILTIES, LESS CASH AND RECEIVABLES                                                           (1.9%)              (3,476,965)

NET ASSETS                                                                                       100.0%              187,245,620


Summary of Abbreviations

ACA                       American Capital Access

AMBAC                     American Municipal Bond
                             Assurance Corporation

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SONYMA                    State of New York Mortgage
                             Agency

SWDR                      Solid Waste Disposal Revenue



Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              36.3

AA                               Aa                              AA                                               35.3

A                                A                               A                                                18.3

BBB                              Baa                             BBB                                               2.2

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     7.9

                                                                                                                 100.0

(A)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(B) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31,2002, THESE SECURITIES AMOUNTED TO $11,343,863 OR 6.1% OF NET ASSETS.

(C) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(D) SUBSEQUENT TO MAY 31, 2002, NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(E) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           182,352,889   190,722,585

Interest receivable                                                   2,961,025

Receivable for shares of Beneficial Interest subscribed                 182,405

Prepaid expenses                                                         20,674

                                                                    193,886,689
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           144,114

Cash overdraft due to Custodian                                       6,423,178

Payable for shares of Beneficial Interest redeemed                       50,014

Accrued expenses                                                         23,763

                                                                      6,641,069
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      187,245,620
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     178,021,123

Accumulated undistributed investment income--net                         17,760

Accumulated net realized gain (loss) on investments                     837,041

Accumulated net unrealized appreciation
  (depreciation) on investments                                       8,369,696
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      187,245,620

NET ASSET VALUE PER SHARE

                                                                              Class A       Class B       Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            147,465,988    34,364,430     5,415,202

Shares Outstanding                                                          9,910,383     2,309,810       363,911
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   14.88         14.88         14.88

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended May 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,194,756

EXPENSES:

Management fee--Note 3(a)                                              510,292

Shareholder servicing costs--Note 3(c)                                 315,661

Distribution fees--Note 3(b)                                           101,701

Registration fees                                                       19,151

Professional fees                                                       16,288

Custodian fees                                                          10,306

Prospectus and shareholders' reports                                     7,380

Trustees' fees and expenses--Note 3(d)                                   3,657

Loan commitment fees--Note 2                                             1,991

Miscellaneous                                                            9,541

TOTAL EXPENSES                                                         995,968

INVESTMENT INCOME--NET                                               4,198,788
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                888,223

Net unrealized appreciation (depreciation) on investments               87,483

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 975,706

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,174,494

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                             May 31, 2002            Year Ended
                                               (Unaudited)    November 30, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,198,788             8,068,644

Net realized gain (loss) on investments           888,223             1,180,141

Net unrealized appreciation (depreciation)
   on investments                                  87,483             4,302,921

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,174,494            13,551,706
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (3,415,098)           (6,428,454)

Class B shares                                   (681,271)           (1,506,882)

Class C shares                                    (98,524)             (133,308)

TOTAL DIVIDENDS                                (4,194,893)           (8,068,644)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 50,427,872            79,482,923

Class B shares                                  4,780,108            11,867,341

Class C shares                                  1,752,667             3,140,816

Dividends reinvested:

Class A shares                                  2,163,759             4,176,862

Class B shares                                    405,070               949,529

Class C shares                                     77,487               112,745

Cost of shares redeemed:

Class A shares                                (55,670,751)          (69,562,420)

Class B shares                                 (3,480,418)          (18,245,619)

Class C shares                                 (1,324,425)             (208,677)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              (868,631)           11,713,500

TOTAL INCREASE (DECREASE) IN NET ASSETS           110,970            17,196,562
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           187,134,650           169,938,088

END OF PERIOD                                 187,245,620           187,134,650

Undistributed invesment income--net                17,760                   --


                                         Six Months Ended
                                             May 31, 2002            Year Ended
                                               (Unaudited)    November 30, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     3,424,240             5,364,915

Shares issued for dividends reinvested            146,502               281,972

Shares redeemed                                (3,777,352)           (4,696,473)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (206,610)              950,414
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       323,778               800,561

Shares issued for dividends reinvested             27,430                64,101

Shares redeemed                                  (236,007)           (1,226,874)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     115,201              (362,212)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       118,871               211,272

Shares issued for dividends reinvested              5,245                 7,600

Shares redeemed                                   (89,729)              (13,935)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      34,387               204,937

(A) DURING THE PERIOD ENDED MAY 31, 2002, 87,927 CLASS B SHARES REPRESENTING $1,296,181 WERE AUTOMATICALLY CONVERTED TO 87,927 CLASS A SHARES AND DURING THE PERIOD ENDED NOVEMBER 30, 2001, 857,606 CLASS B SHARES REPRESENTING $12,793,172 WERE AUTOMATICALLY CONVERTED TO 857,277 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased or (decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                      Six Months Ended

                                          May 31, 2002                                  Year Ended November 30,
                                                                 ------------------------------------------------------------------

CLASS A SHARES                              (Unaudited)(a)          2001           2000           1999           1998          1997
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                           14.80             14.34          14.01          15.43          15.22         14.94

Investment Operations:

Investment income--net                             .34(b)            .68            .69            .69            .69           .71

Net realized and unrealized
   gain (loss) on investments                      .08               .46            .42          (1.31)           .45           .35

Total from Investment
   Operations                                      .42              1.14           1.11           (.62)          1.14          1.06

Distributions:

Dividends from investment
   income--net                                    (.34)             (.68)          (.69)          (.69)          (.69)         (.71)

Dividends from net realized
   gain on investments                              --                --           (.09)          (.11)          (.24)         (.07)

Total Distributions                               (.34)             (.68)          (.78)          (.80)          (.93)         (.78)

Net asset value, end of period                   14.88             14.80          14.34          14.01          15.43         15.22
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                               2.88(d)           8.05           8.17          (4.22)          7.74          7.31
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              .96(e)            .92            .97            .93            .93           .92

Ratio of net investment income
   to average net assets                          4.64(e)           4.58           4.92           4.65           4.50          4.78

Portfolio Turnover Rate                           9.17(d)          23.65          19.02          35.87          34.48         74.84
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                 147,466           149,772        131,482        128,995        134,432       128,811

(A)  AS REQUIRED, EFFECTIVE DECEMBER 1, 2001, THE FUND HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT
     SECURITIES. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MAY 31, 2002 WAS
     TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND
     UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND
     INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM
     4.63% TO 4.64%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS
     PRIOR TO DECEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                    Six Months Ended

                                        May 31, 2002                                   Year Ended November 30,
                                                               -----------------------------------------------------------------

CLASS B SHARES                            (Unaudited)(a)          2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,

   beginning of period                         14.80             14.34          14.01          15.43          15.22         14.94

Investment Operations:

Investment income--net                           .30(b)            .60            .62            .61            .61           .63

Net realized and unrealized
   gain (loss) on investments                    .08               .46            .42          (1.31)           .45           .35

Total from Investment
   Operations                                    .38              1.06           1.04           (.70)          1.06           .98

Distributions:

Dividends from investment
   income--net                                  (.30)             (.60)          (.62)          (.61)          (.61)         (.63)

Dividends from net realized
   gain on investments                            --                --           (.09)          (.11)          (.24)         (.07)

Total Distributions                             (.30)             (.60)          (.71)          (.72)          (.85)         (.70)

Net asset value, end of period                 14.88             14.80          14.34          14.01          15.43         15.22
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                             2.62(d)           7.50           7.62          (4.71)          7.20          6.77
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                           1.47(e)          1.42            1.48           1.44           1.44          1.44

Ratio of net investment income
   to average net assets                        4.12(e)          4.07            4.42           4.11           3.99          4.26

Portfolio Turnover Rate                         9.17(d)         23.65           19.02          35.87          34.48         74.84
------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                34,364           32,484          36,669         51,792         83,437        80,142

(A)  AS REQUIRED, EFFECTIVE DECEMBER 1, 2001, THE FUND HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT
     SECURITIES. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MAY 31, 2002 WAS
     TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND
     UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND
     INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY LESS
     THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
     DECEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                      Six Months Ended

                                          May 31, 2002                                   Year Ended November 30,
                                                                 ------------------------------------------------------------------

CLASS C SHARES                              (Unaudited)(a)          2001           2000           1999           1998          1997
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,

   beginning of period                           14.81             14.35          14.02          15.43          15.23         14.95

Investment Operations:

Investment income--net                             .29(b)            .57            .58            .58            .57           .60

Net realized and unrealized
   gain (loss) on investments                      .07               .46            .42          (1.30)           .44           .35

Total from Investment
   Operations                                      .36              1.03           1.00           (.72)          1.01           .95

Distributions:

Dividends from investment
   income--net                                    (.29)             (.57)          (.58)          (.58)          (.57)         (.60)

Dividends from net realized
   gain on investments                              --                --           (.09)          (.11)          (.24)         (.07)

Total Distributions                               (.29)             (.57)          (.67)          (.69)          (.81)         (.67)

Net asset value, end of period                   14.88             14.81          14.35          14.02          15.43         15.23
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                               2.44(d)           7.23           7.36          (4.86)          6.87          6.50
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                             1.69(e)          1.67            1.74           1.66           1.62          1.69

Ratio of net investment income
   to average net assets                          3.90(e)          3.77            4.18           3.91           3.63          4.08

Portfolio Turnover Rate                           9.17(d)         23.65           19.02          35.87          34.48         74.84
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   5,415            4,879           1,787          2,542          1,588            87

(A)  AS REQUIRED, EFFECTIVE DECEMBER 1, 2001, THE FUND HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT
     SECURITIES. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MAY 31, 2002 WAS
     TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND
     UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND
     INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY LESS
     THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
     DECEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier New York Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from federal, New York state and New York city personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $106,000 available for federal Income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2001. If not applied, the carryover expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2001 was as follows: tax exempt income $8,068,644. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2002, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $47,488 during the period ended May 31, 2002 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended May 31, 2002, Class B and Class C shares were charged $82,746 and $18,955, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2002, Class A, Class B and Class C shares were charged $184,260, $41,373 and $6,318, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2002, the fund was charged $40,426 pursuant to the transfer agency agreement.


(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $50,000 and a fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2002, amounted to $29,486,061 and $16,794,284, respectively.

At May 31, 2002, accumulated net unrealized appreciation on investments was $8,369,696, consisting of $11,042,760 gross unrealized appreciation and $2,673,064 gross unrealized depreciation.

At May 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective December 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to December 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $13,865 increase in accumulated undistributed investment income-net and a corresponding $13,865 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on November 30, 2001.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The effect of this change for the period ended May 31, 2002 was to increase net investment income by $3,895, decrease net unrealized appreciation (depreciation) by $3,573 and decrease net realized gains (losses) by $322. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.


                                                           For More Information

                        Dreyfus Premier New York Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  021SA0502